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                               GUARANTY AGREEMENT

         This Guaranty Agreement (the "GUARANTY") dated as of this 1st day of March, 2000, by the parties who have executed this Guaranty (such parties, along with any other parties who execute and deliver to the Agent hereinafter identified and defined an agreement in the form attached hereto as Exhibit A, being herein referred to collectively as the "GUARANTORS" and individually as a "GUARANTOR").

                                   WITNESSETH:

         WHEREAS, the Guarantors are subsidiaries of Ha-Lo Industries, Inc., an Illinois corporation (the "COMPANY"); and

         WHEREAS, the Company, American National Bank and Trust Company of Chicago ("ANB"), individually and as agent (ANB acting as such agent and any successor or successors to ANB in such capacity being hereinafter referred to as the "AGENT"), Harris Trust and Savings Bank ("HTSB") and Comerica Bank ("Comerica") have entered into a Credit Agreement dated as of February 25, 2000 (such Credit Agreement as the same may hereafter be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "CREDIT AGREEMENT") pursuant to which ANB, HTSB, Comerica and such other lenders from time to time parties thereto (ANB, HTSB, Comerica and such other lenders being hereinafter referred to collectively as the "LENDERS" and individually as a "LENDER") have extended various credit facilities to the Company (the Agent and the Lenders being hereinafter referred to collectively as the "GUARANTEED CREDITORS" and individually as a "GUARANTEED CREDITOR"); and

         WHEREAS, the Company provides each of the Guarantors with substantial financial, management, administrative, and technical support; and

         WHEREAS, as a condition to extending the credit facilities to the Company under the Credit Agreement, the Lenders have required, among other things, that the Guarantors execute and deliver this Guaranty; and

         WHEREAS, each Guarantor will benefit, directly and indirectly, from credit and other financial accommodations extended and to be extended by the Lenders to the Company; and

         NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Company by the Lenders from time to time, each Guarantor hereby makes the following representations and warranties to, and hereby covenants and agrees with, the Guaranteed Creditors as follows:

         SECTION 1. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         SECTION 2. Each Guarantor hereby jointly and severally guarantees to the Guaranteed Creditors the due and punctual payment when due of (i) any and all indebtedness, obligations and liabilities owing to the Guaranteed Creditors, and any of them individually, by the Company

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under or in connection with or evidenced by (x) the Credit Agreement or (y) all notes issued by the Company under the Credit Agreement and any and all notes issued in extension or renewal thereof or in substitution or replacement therefor (collectively, the "NOTES"), in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, (ii) the obligations of the Company to reimburse the Guaranteed Creditors, and any of them individually, for the amount of all drawings on all letters of credit (the "LETTERS OF CREDIT") issued for the account of the Company pursuant to the Credit Agreement, and all other obligations, whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), of the Company under any and all applications for such Letters of Credit (each an "APPLICATION"; the Notes, the Letters of Credit, the Credit Agreement, the Applications, and any guaranty or other instrument or agreement executed by another subsidiary or affiliate of the Company in connection therewith being hereinafter collectively referred to as the "CREDIT DOCUMENTS"), and (iii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Guaranteed Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor. The indebtedness, obligations and liabilities described in the immediately preceding clauses (i), (ii), and
(iii) are hereinafter referred to as the "INDEBTEDNESS HEREBY GUARANTEED". In case of failure by the Company punctually to pay any indebtedness hereby guaranteed, each Guarantor hereby jointly and severally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Company. Notwithstanding anything contained in this Guaranty to the contrary, the right of recovery against any Guarantor under this Guaranty shall not exceed $1 less than the amount which would render such Guarantor's obligations under this Guaranty void or voidable under applicable law, including, without limitation, fraudulent conveyance law.

         SECTION 3. Each Guarantor further jointly and severally agrees to pay all actual out-of-pocket expenses, legal and/or otherwise (including court costs and reasonable attorneys' fees), paid or incurred by any Guaranteed Creditor in enforcing or endeavoring to collect or enforce the indebtedness hereby guaranteed or the Guarantors' obligations hereunder, or any part thereof, and in protecting, defending or enforcing this Guaranty and the Guarantors' obligations hereunder in any litigation, bankruptcy or insolvency proceedings or otherwise.

         SECTION 4. Each Guarantor agrees that upon demand, such Guarantor will then pay to the Agent for the benefit of the Guaranteed Creditors the full amount of the indebtedness hereby guaranteed then due whether or not any one or more of the other Guarantors shall then or thereafter pay any amount whatsoever in respect to their obligations hereunder.

         SECTION 5. Each of the Guarantors agrees that such Guarantor will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to such Guarantor against any person liable for payment of the indebtedness hereby guaranteed, or as to any security therefor, unless and until the full amount owing to the Guaranteed Creditors of the indebtedness hereby guaranteed has been fully paid and satisfied and each of the Commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The payment by any Guarantor of any amount or amounts

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to the Guaranteed Creditors pursuant hereto shall not in any way entitle any such Guarantor, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to the indebtedness hereby guaranteed or any part thereof or any collateral security therefor or any other rights or remedies in any way relating thereto or in and to any amounts theretofor, then or thereafter paid or applicable to the payment thereof howsoever such payment may be made and from whatsoever source such payment may be derived unless and until all of the indebtedness hereby guaranteed and all costs and expenses suffered or incurred by the Guaranteed Creditors in enforcing this Guaranty have been paid and satisfied in full and each of the Commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated; and, unless and until such payment in full and termination, any payments made by any Guarantor hereunder and any other payments from whatsoever source derived on account of or applicable to the indebtedness hereby guaranteed or any part thereof shall be held and taken to be merely payments in gross to the Guaranteed Creditors reducing pro tanto the indebtedness hereby guaranteed.

         SECTION 6. To the extent permitted by the Credit Agreement, each Guaranteed Creditor may, without any notice whatsoever to any of the Guarantors, sell, assign, or transfer all of the indebtedness hereby guaranteed, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of all or any part of the indebtedness hereby guaranteed shall have the right through the Agent pursuant to Section 18 hereof to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers and benefits; but each Guaranteed Creditor through the Agent pursuant to Section 18 hereof shall have an unimpaired right to enforce this Guaranty for its own benefit, as to so much of the indebtedness hereby guaranteed that it has not sold, assigned or transferred.

         SECTION 7. This Guaranty is a continuing, absolute and unconditional Guaranty, and shall remain in full force and effect until written notice of its discontinuance executed by the Company and all the Guarantors shall be actually received by the Guaranteed Creditors, and also until any and all of the indebtedness hereby guaranteed which was created or existing before receipt of such notice shall be fully paid and satisfied and each of the Commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The dissolution of any Guarantor shall not terminate this Guaranty as to such Guarantor until notice of such dissolution shall have been actually received by the Guaranteed Creditors, nor until all of the indebtedness hereby guaranteed, created or existing or committed to be extended in each case before receipt of such notice shall be fully paid and satisfied. The Guaranteed Creditors may at any time or from time to time release any Guarantor from its obligations hereunder or effect any compromise with any Guarantor and no such release or compromise shall in any manner impair or otherwise affect the obligations hereunder of the other Guarantors. No release, compromise, or discharge of any one or more of the Guarantors shall release, compromise or discharge the obligations of the other Guarantors hereunder.

         SECTION 8. In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Company or any Guarantor, all of the indebtedness hereby guaranteed which is then existing shall, at the option of the Lenders in accordance with the terms of the Credit Agreement, immediately


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become due or accrued and payable from the Guarantors. All payments received from the Company or on account of the indebtedness hereby guaranteed from whatsoever source, shall be taken and applied as payment in gross, and this Guaranty shall apply to and secure any ultimate balance of the indebtedness hereby guaranteed that shall remain owing to the Guaranteed Creditors.

         SECTION 9. The liability hereunder shall in no way be affected or impaired by (and the Guaranteed Creditors are hereby expressly authorized to make from time to time, without notice to any of the Guarantors), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the indebtedness hereby guaranteed, either express or implied, or of any Credit Document or any other contract or contracts evidencing any thereof, or of any security or collateral therefor (except to the extent the same shall be applied in satisfaction of the indebtedness hereby guaranteed) or any guaranty thereof. The liability hereunder shall in no way be affected or impaired by any acceptance by the Guaranteed Creditors of any security for or other guarantors upon any of the indebtedness hereby guaranteed, or by any failure, neglect or omission on the part of the Guaranteed Creditors to realize upon or protect any of the indebtedness hereby guaranteed, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Company or any Guarantor, possessed by any of the Guaranteed Creditors, toward the liquidation of the indebtedness hereby guaranteed, or by any application of payments or credits thereon. The Guaranteed Creditors shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said indebtedness hereby guaranteed, or any part of same. In order to hold any Guarantor liable hereunder, there shall be no obligation on the part of the Guaranteed Creditors, at any time, to resort for payment to the Company or to any other Guarantor, or to any other person, its property or estate, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Guaranteed Creditors shall have the right to enforce this Guaranty against any Guarantor irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

         SECTION 10. In the event the Guaranteed Creditors shall at any time in their discretion permit a substitution of Guarantors hereunder or a party shall wish to become Guarantor hereunder, such substituted or additional Guarantor shall, upon executing an agreement in the form attached hereto as Exhibit A, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Guarantor had originally executed this Guaranty and in the case of a substitution, in lieu of the Guarantor being replaced. No such substitution shall be effective absent the written consent of the Guaranteed Creditors nor shall it in any manner affect the obligations of the other Guarantors hereunder.

         SECTION 11. All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Company or the Guarantors or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of said indebtedness hereby guaranteed, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are expressly waived.



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         SECTION 12. No act of commission or omission of any kind, or at any time, upon the part of the Guaranteed Creditors in respect to any matter whatsoever, shall in any way affect or impair this Guaranty.

         SECTION 13. The Guarantors waive, to the extent permitted by applicable law, any and all defenses, claims and discharges of the Company, or any other obligor, pertaining to the indebtedness hereby guaranteed, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Guarantors will not assert, plead or enforce against the Guaranteed Creditors any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Company or any other person liable in respect of any of the indebtedness hereby guaranteed, or any set-off available against the Guaranteed Creditors to the Company or any such other person, whether or not on account of a related transaction. The Guarantors agree that the Guarantors shall be and remain jointly and severally liable for any deficiency remaining after foreclosure or other realization on any lien or security interest securing the indebtedness hereby guaranteed, whether or not the liability of the Company or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

         SECTION 14. If any payment applied by the Guaranteed Creditors to the indebtedness hereby guaranteed is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Company or any other obligor), the indebtedness hereby guaranteed to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the indebtedness hereby guaranteed as fully as if such application had never been made.

         SECTION 15. The liability of the Guarantors under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantors to the Guaranteed Creditors as a guarantor of the indebtedness hereby guaranteed, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         SECTION 16. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. Without limiting the generality of the foregoing, any invalidity or unenforceability against any Guarantor of any provision or application of the Guaranty shall not affect the validity or enforceability of the provisions or application of this Guaranty as against the other Guarantors.

         SECTION 17. Any demand for payment on this Guaranty or any other notice required or desired to be given hereunder to any Guarantor shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth on the appropriate signature page hereof, or such other address or telecopier number as such party may hereafter specify by notice to the Agent given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Each such notice, request or other communication shall be


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effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

         SECTION 18. No Lender shall have the right to institute any suit, action or proceeding in equity or at law in connection with this Guaranty for the enforcement of any remedy under or upon this Guaranty; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided and for the benefit of the Lenders.

         SECTION 19. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF ILLINOIS (without regard to principles of conflicts of laws) in which state it shall be performed by the Guarantors and may not be waived, amended, released or otherwise changed except by a writing signed by the Agent and the Guarantors. This Guaranty and every part thereof shall be effective upon delivery to the Agent, without further act, condition or acceptance by the Guaranteed Creditors, shall be binding upon the Guarantors and upon the legal representatives, successors and assigns of the Guarantors, and shall inure to the benefit of the Guaranteed Creditors, their successors, legal representatives and assigns. The Guarantors waive notice of the Guaranteed Creditors' acceptance hereof. This Guaranty may be executed in counterparts, and by different parties hereto on separate counterpart signature pages, each of which shall be an original, but all together to be one and the same instrument.

         SECTION 20. Each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Guaranty, the other Credit Documents or the transactions contemplated hereby or thereby. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum. EACH GUARANTOR AND EACH GUARANTEED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                           [Signature Pages to follow]



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         IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed and delivered as of the date first above written.

                                          "Guarantors"

                                          LEE WAYNE CORPORATION

                                          By:
                                             ----------------------------------
                                             Its:
                                                 ------------------------------

                                          Address:

                                          1980 Industrial Drive
                                          Sterling, Illinois  61081
                                                   Attention
                                                              ------------------
                                                   Telephone
                                                              ------------------
                                                   Telecopy
                                                              ------------------

                                          CREATIVE CONCEPTS IN ADVERTISING,
                                          INC.

                                          By:
                                             ----------------------------------
                                             Its:
                                                 ------------------------------

                                          Address:
                                          1501 Ha-lo Drive
                                          Troy, Michigan  48084
                                                   Attention
                                                              ------------------
                                                   Telephone
                                                              ------------------
                                                   Telecopy
                                                              ------------------


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                                          PROMOTIONAL MARKETING, L.L.C.

                                          By:
                                             ----------------------------------
                                             Its:
                                                 ------------------------------

                                          Address:
                                          303 E. Wacker Drive, 23rd Floor
                                          Chicago, Illinois  60601
                                                   Attention
                                                              ------------------
                                                   Telephone
                                                              ------------------
                                                   Telecopy
                                                              ------------------

         Accepted and agreed to in Chicago, Illinois as of the date first above written.

                                          AMERICAN NATIONAL BANK AND TRUST
                                              COMPANY OF CHICAGO, as Agent

                                          By:
                                             ----------------------------------
                                             Its:
                                                 ------------------------------

                                          Address:
                                          120 South LaSalle Street
                                          Chicago, Illinois  60603
                                                   Attention
                                                              ------------------
                                                   Telephone   (312) 661-
                                                                         -------
                                                   Telecopy    (312) 661-
                                                                         -------